                                                                   EXHIBIT 99.36

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                            FOR THE MONTH THEN ENDED




Great Hawaiian Cruise Line, Inc. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
-------------------------------
Nicholas J. Davison
Senior Vice


/s/ Randall L. Talcott
-------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                            FOR THE MONTH THEN ENDED


                                               CONTENTS


Attachment 1              Summary of Bank and Investment Accounts
Attachment 2              Schedule of Receipts and Disbursements
Attachment 3              Bank and Investment Account Statements
Attachment 4              Income Statement
Attachment 5              Balance Sheet
Attachment 6              Summary of Due To/Due From Intercompany Accounts
Attachment 7              Accounts Receivable Aging
Attachment 8              Accounts Payable Detail
Attachment 9              Notes to December Monthly Operating Report

                    Summary Of Bank And Investment Accounts        Attachment 1
Summary                 Great Hawaiian Cruise Line. Inc.
Great Hawaiian               Case No: 01-10975 (EIK)                  UNAUDITED
Cruise Line, Inc.         For Month Of December, 2001


                                                Balances
                                    ---------------------------------      Receipts &        Bank
                                       Opening            Closing        Disbursements     Statements         Account
Account                             As Of 12/01/01     As Of 12/31/01      Included         Included        Reconciled
                                    --------------     --------------    -------------     ----------       ----------

No Bank Or Investment                    NA                 NA                NA               NA               NA
Accounts

                             Receipts & Disbursements              Attachment 2
Summary                 Great Hawaiian Cruise Line, Inc.
Great Hawaiian               Case No: 01-10975 (EIK)
Cruise Line                For Month Of December, 2001
Attach 2&3


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements    Attachment 3
Summary                 Great Hawaiian Cruise Line, Inc.
Great Hawaiian               Case No: 01-10975 (EIK)
Cruise Line                For Month Of December, 2001
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                                 INCOME STATEMENT                       Page: 1
                             Current Period: DEC-O1

Currency USD
Company = 50 (GREAT HAWAII CRUISE LN)


                                                       PTD-Actual
                                                         DEC-O1
                                                       ----------

Revenue
Gross Revenue                                             0.00
Allowances                                                0.00
                                                       -------
Net Revenue                                               0.00

Operating Expenses
Air
Hotel                                                     0.00
                                                          0.00
Commissions                                               0.00
Onboard Expenses                                          0.00
Passenger Expenses                                        0.00
Vessel Expenses                                           0.00
Layup/Drydock Expense                                     0.00
Vessel Insurance                                          0.00
                                                       -------
Total Operating Expenses                                  0.00
                                                       -------

Gross Profit                                              0.00
S&A Expenses
    Sales & Marketing                                     0.00
    Pre-Opening Costs                                     0.00
                                                       -------
Total SG&A Expenses                                       0.00
                                                       -------

EBITDA                                                    0.00
Depreciation                                              0.00
                                                       -------
Operating Income                                          0.00

Other Expense/(Income)
Interest Income                                           0.00
Interest Expense                                          0.00
Equity in Earnings for Sub                                0.00
                                                       -------
Total Other Expense/(Income)                              0.00
                                                       -------
Net Pretax Income/(Loss)                                  0.00
                                                       -------
Income Tax Expense                                        0.00
                                                       -------
Net Income/(Loss)                                         0.00
                                                       -------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET                         Page: 1
                             Current Period: DEC-O1

Currency USD
Company = 50 (GREAT HAWAII CRUISE LN)


                                                YTD-Actual                 YTD-Actual
                                                  DEC-O1                    OCT-01
                                              --------------            --------------

ASSETS
  Cash and Equivalent                                   0.00                      0.00
  Restricted Cash                                       0.00                      0.00
  Marketable Securities                                 0.00                      0.00
  Accounts Receivable                                   0.00                      0.00
  Inventories                                           0.00                      0.00
  Prepaid Expenses                                (13,195.66)                     0.00
  Other Current Assets                                  0.00                      0.00
                                              --------------            --------------
          Total Current Assets                     13,195.66)                     0.00
  Fixed Assets                                          0.00                      0.00
  Accumulated Depreciation                              0.00                      0.00
                                              --------------            --------------
          Net Fixed Assets                              0.00                      0.00
  Net Goodwill                                          0.00                      0.00
  Intercompany Due To/From                    (24,581,533.79)           (24,608,201.70)
  Net Deferred Financing Fees                           0.00                      0.00
  Net Investment in Subsidiaries               42,301,325.14             41,532,108.18
  Other Non Current Assets                              0.00                      0.00
                                              --------------            --------------
          Total Other Assets                   17,719,791.35             16,923,906.48
                                              --------------            --------------
          Total Assets                         17,706,595.69             16,923,906.48
                                              --------------            --------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET                         Page: 2
                             Current Period: DEC-O1


Currency USD
Company = 50 (GREAT HAWAII CRUISE LN)


                                                    YTD-Actual                YTD-Actual
                                                      DEC-O1                   OCT-01
                                                  --------------            --------------

LIABILITIES
   Accounts Payable                                         0.00                      0.00
   Accrued Liabilities                                      0.00                      0.00
   Deposits                                                 0.00                      0.00
                                                  --------------            --------------
       Total Current Liabilities                            0.00                      0.00
   Long Term Debt                                           0.00                      0.00
   Other Long Term Liabilities                     (1,816,230.95)            (1,816,230.95)
                                                  --------------            --------------
       Total Liabilities                           (1,816,230.95)            (1,816,230.95)

OTHER
   Liabilities Subject to Compromise                        0.00                      0.00
                                                  --------------            --------------
       Total Other                                          0.00                      0.00

OWNER'S EQUITY
   Common Stock                                         8,440.25                  8,440.25
   Add'1 Paid in Capital                           76,531,536.87             76,531,536.87
   Current Net Income (Loss)                      (10,994,645.71)           (11,777,334.92)
   Retained Earnings                              (46,022,504.77)           (46,022,504.77)
                                                  --------------            --------------
       Total Owner's Equity                        19,522,826.64             18,740,137.43
                                                  --------------            --------------
       Total Liabilities & Other &                 17,706,595.69             16,923,906.48
                                                  --------------            --------------

                    Summary List of Due To/Due From Accounts
                    For the Period Ending December 31, 2001


                                                            BEGINNING                                         ENDING
AFFILIATE NAME                             CASE NUMBER       BALANCE          DEBITS        CREDITS           BALANCE
--------------                             -----------    -------------      --------      --------       --------------

American Classic Voyages Co.                 01-10954     (3,585,960.47)            --       569.54        (3,586,530.01)
AMCV Cruise Operations, Inc.                 01-10967        (15,340.01)     14,542.02       776.82            (1,574.81)
The Delta Queen Steamboat Co.                01-10970          1,286.35                                         1,286.35
Oceanic Ship Co.                             N/A              (1,803.12)                                       (1,803.12)
Great Hawaiian Properties Corporation        01-10971      3,667,617.75                                     3,667,617.75
American Hawaiian Properties Corporation     01-10976            743.26                                           743.26
Great Independence Ship Co.                  01-10969     (24,661,273.21)           --           --       (24,661,273.21
                                                          --------------     ---------     --------       --------------
                                                          (24,594,729.45)    14,542.02     1,346.36       (24,581,533.79)
                                                          ==============     =========     ========       ==============

                        Great Hawaiian Cruise Line, Inc.


                            Monthly Operating Report
                            As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001
                                  Attachment 7




                                 Not Applicable

                        Great Hawaiian Cruise Line, Inc.


                            Monthly Operating Report
                            As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001




                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT




The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Investment in subsidiaries has not been adjusted to record net income of subsidiaries for the period, pending final review and analysis of all accounts.